UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 8, 2024

Evans Bancorp, Inc.
_______________________________________
(Exact Name of Registrant as Specified in Charter)

New York	001-35021	16-1332767
______________________________ (State or Other Jurisdiction	_______________ (Commission	___________________ (I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6460 Main Street, Williamsville, New York		14221
_____________________________________________ (Address of Principal Executive Offices)		____________ (Zip Code)

Registrant’s Telephone Number, Including Area Code:	716-926-2000

Not Applicable
____________________________________________________
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2024 Annual Meeting, held on May 7, 2024, shareholders approved the following Board of Director’s proposals:

Proposal I – the election of Dawn DePerrior, Kimberley A. Minkel, Christina P. Orsi, and Michael J. Rogers as directors for a term of three years.

Proposal II – approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

Proposal III - the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

The following table reflects the tabulation of votes with respect to the matters voted on at the 2024 Annual Meeting:

Proposal I: Election of Directors

Dawn DePerrior

FOR: 3,689,427

WITHHELD: 80,523

BROKER NON-VOTES: 665,783

Kimberley A. Minkel

FOR: 3,441,693

WITHHELD: 328,257

BROKER NON-VOTES: 665,783

Christina P. Orsi

FOR: 3,392,958

WITHHELD: 376,992

BROKER NON-VOTES: 665,783

Michael J. Rogers

FOR: 3,649,198

WITHHELD: 120,752

BROKER NON-VOTES: 665,783

Proposal II: The proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers:

FOR: 3,652,300

AGAINST: 70,184

ABSTAIN: 47,467

BROKER NON-VOTES: 665,783

Proposal III: Ratification of the appointment of Crowe LLP as Evans Bancorp, Inc.’s independent registered public accounting firm for fiscal year 2024:

FOR: 4,371,630

AGAINST: 26,756

ABSTAIN: 37,347

The following directors also continued their terms in office following the 2024 Annual Meeting:

David J. Nasca

Michael A. Battle

Robert A. James

Jody L. Lomeo

David R. Pfalzgraf, Jr.

Nora B. Sullivan

Lee C. Wortham

Thomas H. Waring, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

May 8, 2024	Evans Bancorp, Inc.
By: /s/ John B. Connerton
Name: John B. Connerton
Title: Treasurer and Chief Financial Officer